UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

SharpSpring, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5001 Celebration Pointe Avenue, Gainesville, FL	32608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-428-9605

___________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SHSP	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment to the SharpSpring, Inc. 2019 Equity Incentive Plan

At the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Sharpspring, Inc. (the “Company”) held on Thursday, June 17, 2021, the Company’s stockholders approved an amendment to the Company’s 2019 Equity Incentive Plan (the “Plan”) to (i) increase the number of shares of common stock available for issuance under the Plan to 1,275,000; and (ii) increase the number of shares of common stock that may be issued in the aggregate pursuant to the exercise of Incentive Stock Options to 1,275,000, to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees, and consultants. The Company’s Board of Directors and stockholders previously approved the Plan. The Company’s executive officers are eligible to participate in the Plan. A summary of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2021. A copy of the Plan and the amendment to the Plan are attached as Exhibits 10.1 and 10.2 to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Sharpspring, Inc. (the “Company”) was held on Thursday, June 17, 2021. As of the close of business on April 21, 2021, the Company had outstanding 12,834,252 shares of common stock, of which 9,978,074 shares were represented at the meeting by proxy and in person; accordingly, a quorum was constituted. The matters voted upon and the final results of the voting were as follows:

Proposal 1: Election of Directors

The following votes were cast with respect to Proposal 1. The following persons were elected to the Board of Directors to serve until the 2022 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified:

Name	Votes For	Votes Withheld	Broker Non-votes
Steven A. Huey	9,766,095	25,150	186,829
Richard Carlson	9,762,980	28,265	186,829
Scott Miller	9,456,245	335,000	186,829
Savneet Singh	7,835,405	1,955,840	186,829
Jason Costi	9,766,975	24,270	186,829

Proposal 2:  Ratify Cherry Bekaert LLP as the Company’s Independent Registered Public Accounting Firm

The following votes were cast with respect to Proposal 2.  The proposal was approved.

For	Against	Abstain	Broker Non-votes
9,969,272	6,764	2,038	-

Proposal 3:  Adoption of the Amendment to the Company’s 2019 Equity Incentive Plan

The following votes were cast with respect to Proposal 3. The proposal was approved.

For	Against	Abstain	Broker Non-votes
8,486,976	1,189,693	114,576	186,829

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Proposal 4:  Advisory vote to approve compensation of the Company’s named executive officers

The following votes were cast with respect to Proposal 4. The proposal was approved.

For	Against	Abstain	Broker Non-votes
9,440,583	333,667	16,995	186,829

Exhibit No.	Description

10.1	SharpSpring, Inc. 2019 Equity Incentive Plan	Incorporated by reference to the Company’s Definitive Schedule 14A filed on April 30, 2019.
10.2	Amendment No. 2 to SharpSpring, Inc. 2019 Equity Incentive Plan	Incorporated by reference to the Company’s Definitive Schedule 14A filed on April 30, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPSPRING, INC.

By:	/s/ Aaron Jackson
Aaron Jackson,
Chief Financial Officer

Dated: June 22, 2021

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